UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 7, 2014

LASALLE HOTEL PROPERTIES
(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3 Bethesda Metro Center
Suite 1200
Bethesda, Maryland 20814
(Address of principal executive offices)
Registrant’s telephone number, including area code: (301) 941-1500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
At the 2014 Annual Meeting of Shareholders held on May 7, 2014, the shareholders of LaSalle Hotel Properties (the “Company”) approved the LaSalle Hotel Properties 2014 Equity Incentive Plan (the “Plan”), under which the Company may issue share-based awards to employees, officers, trustees and other individuals providing bona fide services to the Company or any of its affiliates. The Plan provides for a maximum of 2,900,000 common shares of beneficial interest to be issued in the form of share options, share appreciation rights, restricted or unrestricted share awards, phantom shares, performance awards, incentive awards, other share-based awards, or any combination of the foregoing. In addition, the maximum number of common shares subject to awards of any combination that may be granted under the Plan during any fiscal year to any one individual is limited to 500,000 shares. A description of the material terms of the Plan can be found in the section of the Definitive Proxy Statement on Schedule 14A filed by the Company on March 26, 2014 entitled “Proposal 5—LaSalle Hotel Properties 2014 Equity Incentive Plan” and is incorporated by reference into this Current Report on Form 8-K. A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On May 9, 2014, the Company filed Articles of Amendment to the Amended and Restated Declaration of Trust with the Maryland State Department of Assessments and Taxation to declassify the Company’s Board of Trustees and provide for the annual election of trustees commencing with the Annual Meeting of Shareholders to be held in 2015. The amendment does not affect the unexpired terms of trustees elected at the 2013 and 2014 annual meetings. The Articles of Amendment were duly approved by the Company’s shareholders at the Annual Meeting of Shareholders held on May 7, 2014 and were effective upon filing. A description of the material terms of the Articles of Amendment can be found in the section of the Definitive Proxy Statement on Schedule 14A filed by the Company on March 26, 2014 entitled “Proposal 4—Amendment to the Company’s Declaration of Trust to Declassify the Board of Trustees” and is incorporated by reference into this Current Report on Form 8-K. A copy of the Articles of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 7, 2014, the Company held its Annual Meeting of Shareholders. The matters on which the shareholders voted, in person or by proxy were:

(i)	for the election of two Class I trustees of the Company to serve until the 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(ii)	the ratification of the appointment of the Company’s independent registered public accountants for the year ending December 31, 2014;

(iii)	the approval, by non-binding vote, of executive compensation;

(iv)	the approval of an amendment to the Company’s Amended and Restated Declaration of Trust to declassify the Board of Trustees; and

(v)	the approval of the LaSalle Hotel Properties 2014 Equity Incentive Plan.
The two nominees were elected, the ratification of the appointment of the independent registered public accountants was approved, executive compensation was approved, the amendment to the Company’s Amended and

Restated Declaration of Trust was approved and the LaSalle Hotel Properties 2014 Equity Incentive Plan was approved. The results of the voting were as follows:
Election of Trustees:

Trustee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Michael D. Barnello	96,469,380	1,003,692	-0-	2,006,119
Donald A. Washburn	95,005,707	2,467,365	-0-	2,006,119

Ratification of Appointment of Independent Registered Public Accountants:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,471,377	1,982,766	25,048	N/A

Approval of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,455,192	2,944,071	73,809	2,006,119

Approval of the Amendment to the Company’s Declaration of Trust:

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,209,655	1,243,506	19,911	2,006,119

Approval of the LaSalle Hotel Properties 2014 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,238,858	4,208,907	25,307	2,006,119

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment
10.1	LaSalle Hotel Properties 2014 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE HOTEL PROPERTIES

	BY:	/s/ Bruce A. Riggins
Bruce A. Riggins
Dated: May 9, 2014		Chief Financial Officer, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Amendment
10.1	LaSalle Hotel Properties 2014 Equity Incentive Plan